As filed with the Securities and Exchange Commission on May 12, 2003

Registration No. 33-17850

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

PRE-EFFECTIVE AMENDMENT NO.___                                    /   /

POST-EFFECTIVE AMENDMENT NO.__                                    /   /

                    OPPENHEIMER MAIN STREET FUNDS, INC.
            (Exact Name of Registrant as Specified in Charter)

             6803 South Tucson Way, Centennial, Colorado 80112
                 (Address of Principal Executive Offices)

                               303-768-3200
                      (Registrant's Telephone Number)

                           Robert G. Zack, Esq.
                  Senior Vice President & General Counsel
                          OppenheimerFunds, Inc.
               498 Seventh Avenue, New York, New York 10148
                              (212) 323-0250
                  (Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.
              (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N
and Class Y shares of Oppenheimer Main Street Fund.

It is proposed that this filing will become effective on June 12, 2003 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the
Investment Company Act of 1940.

                    CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet

Part A

Proxy Statement for Oppenheimer Trinity Core Fund and Prospectus for
Oppenheimer Main Street Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                 FORM N-14
                       OPPENHEIMER MAIN STREET FUND
                           CROSS REFERENCE SHEET

Part A of Form N-14

Item No.    Proxy  Statement  and  Prospectus  Heading  and/or  Title  of
--------    ---------------------------------------------------------------
Document
--------
1.    (a)   Cross Reference Sheet.
(b)   Front Cover Page.
2.    (a)   *
(b)   Table of Contents.
3.    (a)   Synopsis.
      (b)   Comparative Fee Tables.
(c)   Principal Risk Factors.
4.    (a)   Synopsis;  Approval or  Disapproval  of the  Reorganization  of
            Oppenheimer  Trinity  Core Fund into  Oppenheimer  Main  Street
            Fund.
5.    (a)   Method  of   Carrying   Out  the   Reorganization;   Additional
            Information.
(b)   Approval  or  Disapproval  of  the  Reorganization  -  Capitalization
            Table.
(c)   Statement of Additional  Information of Oppenheimer  Main Street Fund
            (see Part B);  Annual  Report of  Oppenheimer  Main Street Fund
            (see Part B);  Semi-Annual  Report of  Oppenheimer  Main Street
            Fund (see Part B).
6.    Synopsis;  Comparison  Between  Oppenheimer  Trinity  Core  Fund  and
            Oppenheimer Main Street Fund.
7.          *
8.    (a)   *
(b)   *
9.          *

Part B of Form N-14

Item No.    Statement of Additional  Information  Heading  and/or Title of
--------    ---------------------------------------------------------------
Document
--------
10.         Cover Page.
11.         Table of Contents.
12.   (a)   Statement  of  Additional   Information  of  Oppenheimer   Main
      Street Fund.
      (b)   *
13.   (a)   Statement of  Additional  Information  of  Oppenheimer  Trinity
            Core Fund.
      (b)   *
14.         Annual  Report of  Oppenheimer  Main  Street Fund at August 31,
            2002;
            Semi-Annual   Report  of   Oppenheimer   Main  Street  Fund  at
            February 28, 2003;
            Annual  Report  of  Oppenheimer  Trinity  Core Fund at July 31,
            2002;
            Semi-Annual   Report  of  Oppenheimer   Trinity  Core  Fund  at
            January 31, 2003.

Part C of Form N-14

Item No.    Other Information Heading
--------    -------------------------
15.         Indemnification.
16.         Exhibits.
17.         Undertakings.

---------------
* Not Applicable or negative answer
211 Form N-14